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                                                                      EXHIBIT 24

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-49656 and 333-12307) of Equitrac Corporation of our reports dated April 14, 1997 relating to the financial statements and financial statement schedule which appear in this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Miami, Florida,
  May 28, 1999.